EXHIBIT  32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of ENHANCE SKIN PRODUCTS INC. (the "Company") on Form 10-Q /A for the quarter ended July 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald Nicholson, CEO, Chief Financial Officer and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Donald Nicholson
Date: March 19, 2013		Donald Nicholson
CEO, Chief Financial Officer and Principal Executive Officer